                      SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, DC 20549

                                   FORM 8-K



                            CURRENT REPORT PURSUANT
                         TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



         Date of report (Date of earliest event reported) MAY 28, 1996



                             WHITTAKER CORPORATION
            (Exact Name of Registrant as Specified in Its Charter)



                                   DELAWARE
                (State or Other Jurisdiction of Incorporation)



        1-5407                                     95-4033076
(Commission File Number)              (I.R.S. Employer Identification No.)



                1955 N. SURVEYOR AVENUE, SIMI VALLEY, CA 93063
                   (Address of Principal Executive Offices)



                                (805) 526-5700
             (Registrant's Telephone Number, Including Area Code)
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ITEM 5.  OTHER EVENTS

     On May 28, 1996, the Registrant announced its earnings for its second fiscal quarter, ended April 30, 1996. A copy of the press release is attached hereto as Exhibit 99.1.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(C)  EXHIBITS

     Exhibit No.    Description
     -----------    -----------

     99.1           Press Release, dated May 28, 1996



                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              WHITTAKER CORPORATION



                              By:   /S/  Richard B. Levin
                                    ---------------------
                                    Richard B. Levin
                                    Vice President, Secretary
                                    and Chief Financial Officer




Dated:  May 28, 1996
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                                 EXHIBIT INDEX
                                 -------------



Exhibit No.    Description
- -----------    -----------

99.1           Press Release, dated May 28, 1996.